                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
    [ ]  Preliminary Proxy Statement
    [ ]  Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to (Sections) 240.14a-11(c) or
           (Sections) 240.14a-12

                                 HOENIG GROUP INC.
         -----------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):
    [X]  No fee required
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
            1) Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):(1)

               ---------------------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
            5) Total fee paid:

               ---------------------------------------------------------------
    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
            1) Amount Previously Paid:

               --------------------------------------------
            2) Form, Schedule or Registration Statement No.:

               --------------------------------------------
            3) Filing Party:

               --------------------------------------------
            4) Date Filed:

               --------------------------------------------

                                HOENIG GROUP INC.
                              4 INTERNATIONAL DRIVE
                            RYE BROOK, NEW YORK 10573

               ------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

               ------------------------------------------------

To the Stockholders of
Hoenig Group Inc.


     The Annual Meeting of Stockholders of Hoenig Group Inc. (the "Company") will be held at the Westchester Country Club, 99 Biltmore Avenue, Rye, New York 10580, on Thursday, May 18, 2000, at 11:00 a.m. local time, to consider and vote upon:

     1. The election of three Class III directors, each for a three-year term;


     2. Approval of the Company's Amended and Restated 1996 Long-Term Stock Incentive Plan; and

     3. Such other matters as may properly come before the Annual Meeting.

     The close of business on March 24, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The Company's stock transfer books will not be closed.


                                        By Order of the Board of Directors,


                                            KATHRYN L. HOENIG
                                                  Secretary


Dated: April 17, 2000


IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING AND WISH TO HAVE YOUR STOCK REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                HOENIG GROUP INC.
                              4 INTERNATIONAL DRIVE
                            RYE BROOK, NEW YORK 10573


                              ------------------
                                PROXY STATEMENT
                              ------------------
April 17, 2000

     This Proxy Statement and the accompanying form of proxy are being furnished beginning on or about April 17, 2000 to the holders of record (the "Stockholders") of common stock, par value $0.01 per share (the "Common Stock"), of Hoenig Group Inc., a Delaware corporation (the "Company"), in connection with the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Westchester Country Club, 99 Biltmore Avenue, Rye, New York 10580, on Thursday, May 18, 2000, at 11:00 a.m. local time and any adjournment thereof.

RECORD DATE

     The close of business on March 24, 2000 has been fixed as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

SOLICITATION

     The accompanying form of proxy is solicited by the Board of Directors (the "Board"). The Chief Operating Officer and the Secretary have been designated by the Board to serve as proxies. All references to proxies herein refer to the proxies solicited by the Board, unless otherwise specified. All proxies delivered pursuant to this solicitation are revocable at the option of the person executing the same at any time prior to the voting of the proxy by delivering a valid superseding form of proxy or a written notice of revocation signed in the same manner as the original form of proxy or by attending the Annual Meeting and voting in person.

EXPENSES

     The cost of this solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular compensation, may solicit proxies in person or by mail, telephone, telegram or otherwise. These persons will be reimbursed by the Company for any expenses they incur. The Company also will reimburse brokers and other nominees for their expenses.

ANNUAL REPORTS

     The Company's Annual Report to Stockholders accompanies this Proxy Statement. The Annual Report includes the financial statements and related sections of the Company's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1999, without exhibits, which was filed by the Company with the Securities and Exchange Commission (the "Commission").

     The Company will provide without charge to each Stockholder, upon written request, a copy of the Form 10-K. Stockholders should address such written requests to Hoenig Group Inc., 4 International Drive, Rye Brook, New York 10573,
Attention: Stockholder Relations.

VOTING PROCEDURES

     This Proxy Statement and the accompanying form of proxy are being mailed beginning on or about April 17, 2000 to Stockholders as of the record date in connection with the solicitation of proxies by the Board for the Annual Meeting. The form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Stockholder with respect to the proposals listed thereon. If the Stockholder does not specify on the form of proxy how the Stockholder's shares are to be voted, they will be voted "FOR" the election of the nominees for director listed thereon and "FOR" approval of the Company's Amended and Restated 1996 Long-Term Stock Incentive Plan. If any other matters should be presented at the Annual Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the Board.

     If a Stockholder wishes to give a proxy to someone other than the persons designated by the Board to serve as proxies, the two names appearing on the accompanying form of proxy may be crossed out and the name of another person may be inserted. The signed form of proxy should be presented at the Annual Meeting by the person representing the Stockholder. Such person should have proof of identification.

     If a Stockholder is a corporation or other entity, the accompanying form of proxy should be signed in the entity's name by an officer or other authorized person. If signed as attorney, executor, administrator, trustee or guardian, the signer's full title should be given and a certificate or other evidence of appointment should be furnished.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote, in person or by proxy, for each share of Common Stock they hold. If a quorum is present, under Proposal I the three nominees for Class III director receiving the highest number of votes will be elected. For all other matters to be voted upon at the Annual Meeting, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Shares represented by proxies which are marked "withhold" for Proposal I will have no effect on the election of directors, and those marked "abstain" for Proposal II will have the same effect as a negative vote on such matter. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will have no effect on the outcome of any matter.

OUTSTANDING STOCK

     As of the March 24, 2000 record date, there were 8,178,805 shares of Common Stock outstanding. The Common Stock constitutes the only class of voting securities issued by the Company.

                      OWNERSHIP OF COMMON STOCK OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 24, 2000 by (i) each person known to the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and the four most highly compensated executive officers (determined pursuant to the Commission's Regulation S-K Item 402(a)(3)), other than the Chief Executive Officer, as of the end of 1999 (such persons including the Chief Executive Officer are referred to herein as the "Named Executive Officers"), and
(iv) all current executive officers and directors of the Company as a group. The number of shares deemed beneficially owned by a person includes shares of Common Stock which such person has a right to acquire within sixty days of March 24, 2000. Each person named in the table has sole voting and dispositive power with respect to the shares, except as otherwise indicated.

                                                                      AMOUNT AND
                                                                       NATURE OF
                   NAME AND ADDRESS                                   BENEFICIAL         PERCENTAGE
TITLE OF CLASS     OF BENEFICIAL OWNER(1)                              OWNERSHIP          OF CLASS
----------------   -------------------------------------------   --------------------   -----------
Common Stock       Fredric P. Sapirstein(2)(3)(4) ............         1,477,400(5)        16.0%
                   The Laura Hoenig Family Trust(2) ..........         1,115,788(6)        13.6%
                   Alan B. Herzog(2)(3)(4) ...................         1,038,282(7)        12.7%
                   Max H. Levine(2)(3)(4) ....................           979,767(8)        12.0%
                   Robert Spiegel(4) .........................           365,718(9)         4.5%
                   Kathryn L. Hoenig(3)(4) ...................           147,499(10)        1.8%
                   Robin A. Green(3) .........................           106,150(11)        1.3%
                   Martin F.C. Emmett(4) .....................            73,000(12)        0.9%
                   Robert L. Cooney(4) .......................            15,000(13)        0.2%
                   All executive officers and directors
                      as a group (10 people) .................         4,218,316(14)       45.1%

----------
(1) The address of each person listed above, except the Laura Hoenig Family Trust (the "Hoenig Trust"), is in care of the Company, 4 International Drive, Rye Brook, New York 10573. The Hoenig Trust's address is c/o Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174.

(2)   Beneficial owner of more than 5% of the outstanding Common Stock.

(3)   Named Executive Officer.

(4)   Director.

(5) Includes options to purchase 1,035,000 shares of Common Stock granted under the Company's 1991 Stock Option Plan (the "1991 Plan"), the 1994 Stock Option Plan (the "1994 Plan") and the 1996 Long-Term Stock Incentive Plan (the "1996 Incentive Plan").

(6) Kathryn L. Hoenig (a director and executive officer of the Company), Laura H. Hoenig, Susan C. Hoenig and Robert Spiegel (a director of the Company) (collectively, the "Trustees") have been appointed the Trustees of the Hoenig Trust. The Trustees collectively exercise voting and dispositive power with respect to the shares beneficially owned by the Hoenig Trust. Kathryn L. Hoenig, Laura H. Hoenig, Susan C. Hoenig and Ronald H. Hoenig, Jr. are beneficiaries under the Hoenig Trust. Each of the Trustees individually disclaims beneficial ownership of the shares owned by the Hoenig Trust.

(7) Includes 121,100 shares of Common Stock that Mr. Herzog may be deemed to beneficially own, which includes 80,000 shares of Common Stock owned by Mr. Herzog's wife, 28,500 shares owned by his minor children and 12,600 shares owned by a private foundation of which Mr. Herzog is a director.

(8) Includes options to purchase 16,667 shares of Common Stock granted under the 1996 Incentive Plan.

(9) Includes non-employee director options to purchase 16,000 shares of Common Stock granted under the 1994 Plan and the 1996 Incentive Plan. Does not include any shares owned by the Hoenig Trust, with respect to which Mr. Spiegel is a Trustee. Mr. Spiegel disclaims beneficial ownership of the shares owned by the Hoenig Trust.

(10) Includes options to purchase 32,499 shares of Common Stock granted under the 1991 Plan and the 1996 Incentive Plan. Does not include any shares owned by the Hoenig Trust, with respect to which Ms. Hoenig is a Trustee. Ms. Hoenig disclaims beneficial ownership of the shares owned by the Hoenig Trust.

(11) Includes options to purchase 40,000 shares of Common Stock granted under the 1991 Plan, the 1994 Plan and the 1996 Incentive Plan.

(12) Includes non-employee director options to purchase 16,000 shares of Common Stock granted under the 1994 Plan and the 1996 Incentive Plan.

(13) Includes non-employee director options to purchase 10,000 shares of Common Stock granted under the 1994 Plan.

(14) Includes options to purchase 1,139,166 shares of Common Stock granted to certain executive officers under the 1991 Plan, the 1994 Plan and the 1996 Incentive Plan, and options to purchase 42,000 shares granted to non-employee directors under the 1994 Plan and the 1996 Incentive Plan. Does not include the 1,115,788 shares of Common Stock owned by the Hoenig Trust.

                                   MANAGEMENT


DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the directors and executive officers of the
Company:


      NAME                AGE                        POSITION
      ----                ---                        --------

Fredric P. Sapirstein     57      Chairman of the Board, Chief Executive
                                  Officer, President, and Class III Director, and Chairman and Chief Executive Officer of
                                  Hoenig & Co., Inc.

Max H. Levine             59      Executive Vice President and Class II
                                  Director, and President of Hoenig & Co., Inc.

Alan B. Herzog            42      Executive Vice President, Chief Operating
                                  Officer, Chief Financial Officer, Treasurer, and Class I Director, and Chief Operating
                                  Officer and Chief Financial Officer of Hoenig
                                  & Co., Inc.

Kathryn L. Hoenig         38      Vice President, General Counsel, Secretary,
                                  and Class III Director, and Secretary of
                                  Hoenig & Co., Inc.

Robert L. Cooney          66      Class III Director

Martin F.C. Emmett        65      Class I Director

Robert Spiegel            63      Class I Director

Robin A. Green            35      Managing Director of Hoenig (Far East) Limited

Hugh Humfrey              44      Managing Director of Hoenig & Company Limited

Seth M. Lynn, Jr.         51      Chief Executive Officer and President of
                                  Axe-Houghton Associates, Inc.

     Information with respect to the business experience and affiliations of the directors and executive officers is set forth below:

Class I Directors

     Alan B. Herzog, has been the Executive Vice President, Chief Operating Officer, Treasurer and a director of the Company since its formation in 1991. He also has served as Chief Financial Officer of the Company and of Hoenig & Co., Inc. ("Hoenig"), a wholly-owned subsidiary of the Company, since February 1997 and from 1982 until November 1995, and as Chief Operating Officer of Hoenig since April 1997. Mr. Herzog also has served at Hoenig as Chief Executive Officer from November 1995 until April 1997, as Treasurer since 1982, and as a director since 1987. Mr. Herzog has served as a director of Axe-Houghton Associates, Inc. ("Axe-Houghton"), a wholly-owned subsidiary of the Company, since April 1993, and as Treasurer of Axe-Houghton since December 1993. He also is a director of Hoenig & Company Limited ("Limited") and Hoenig (Far East) Limited ("Far East"), which are wholly-owned subsidiaries of the Company. Mr. Herzog is a Certified Public Accountant and a graduate of The Wharton School, University of Pennsylvania.

     Martin F.C. Emmett, has been a director of the Company since May 1994. From April 1989 until June 1993, Mr. Emmett served as Chief Executive Officer and Chairman of the Board of Tambrands, Inc., a manufacturer and marketer of Tampax tampons. From 1983 until 1989, he was Chairman of Security Pacific Burns Fry, a New York investment banking firm. Mr. Emmett currently serves on the Board of Visitors of the Fuqua School of Business at Duke University.

     Robert Spiegel, has been a director of the Company since its formation in 1991 and of Axe-Houghton since October 1994. He also has served as a director of Hoenig from 1987 until May 1995. Mr. Spiegel served as Chairman of the Board, Chief Executive Officer and President of RJR Drug Distributors, Inc., a privately-owned discount drug retailer based in Louisville, Kentucky, from 1984 until May 1995. He currently serves as a director of Gunther International, Ltd., (a Nasdaq Bulletin Board listed company) based in Norwich, Connecticut, which designs, develops, assembles, markets and services high-tech systems that assemble and bind printed documents, and as a member of the Advisory Board of Ivy Asset Management, a registered investment adviser specializing in alternative investments. Mr. Spiegel graduated from The Wharton School, University of Pennsylvania.

Class II Directors

     Max H. Levine, a founder of Hoenig, has been a director and Executive Vice President of the Company since its formation in 1991, and has served as President of Hoenig since November 1995 and as a director and Head of Trading at Hoenig since Hoenig's inception in 1970. He also has served as a director of Axe-Houghton from September 1994 until May 1997 and from April 1993 until February 1994, and of Far East from October 1994 until May 1997. He is a member of the Board of Trustees of Ithaca College, the Executive Committee of Albert Einstein College of Medicine and the Wall Street Committee for St. Jude's. Mr. Levine is a graduate of Colgate University.

Class III Directors

     Fredric P. Sapirstein, has served as Chairman of the Board, Chief Executive Officer and President of the Company since September 1996. He also has served as Chief Executive Officer of Hoenig since April 1997. Mr. Sapirstein has served as a director of all of the Company's subsidiaries since September 1996. Before joining the Company, Mr. Sapirstein was employed by Bear Stearns & Co., Inc. as Managing Director, Head of Asian Investment Banking since 1995, and as Managing Director, Head of International Equity Capital Markets from 1994 until 1995. From 1991 until 1994, Mr. Sapirstein was a principal of FPS Management, Inc., a private investment management and consulting firm which he founded. From 1968 until 1990, he was employed at Schroder Wertheim & Co., Inc. in various positions, including as Chief Executive Officer of Equities Services. Mr. Sapirstein is a graduate of Tulane University.

     Kathryn L. Hoenig, has been a director of the Company since January 1996 and has served as General Counsel of the Company since November 1995 and of Hoenig from April 1992 until September 1998. She also has served as Secretary of the Company and of Hoenig since May 1992. She has been Secretary of Axe-Houghton since December 1993 and a director of Axe-Houghton since October 1994. Ms. Hoenig is a graduate of Duke University and New York University School of Law.

     Robert L. Cooney, has been a director of the Company since February 1997. He currently serves as a partner of Cooney, Schroeder & Co., a private financial consulting firm that he founded in February 1997. From 1977 until January 1997, Mr. Cooney was Managing Director, Equity Capital Markets at Credit Suisse First Boston. He serves as a director of Edison Control Corporation, a Nasdaq National Market company which manufactures and distributes systems of pipes, couplings, hoses and other equipment used in pumping concrete. Mr. Cooney also serves as a director of Equity ONE, Inc. a New York Stock Exchange-listed diversified real estate trust based in Miami, Florida. Mr. Cooney is a graduate of the College of the Holy Cross and Harvard Business School.

Non-Director Executive Officers

     Robin A. Green, has been Managing Director of Far East since April 1995 and a director of Far East since February 1995. From July 1988 until April 1995, he served as Chief Financial Officer and Secretary of Limited, and he has been a director of Limited since 1990. He also was a Vice President of Hoenig from February through March 1995. From August 1985 until July 1988, Mr. Green was employed by Touche Ross & Co., Chartered Accountants. Mr. Green is a member of the Institute of Chartered Accountants of Scotland and a graduate of the University of Glasgow.

     Hugh Humfrey, has been Managing Director of Limited since January 2000 and a director of Limited since May 1999. Mr. Humfrey joined Limited in May 1999 as Managing Director Designate. Prior to joining Limited, Mr. Humfrey was employed by Fidelity Investments in London from 1994 until 1998, as Managing Director of the Investment Adviser Group (1994-1996) and Managing Director of Global Brokerage Services (1996-1998).

     Seth M. Lynn, Jr., has served as Chief Executive Officer, President and a director of Axe-Houghton since 1984. He also has served as Chairman of the Board of Directors of Axe-Houghton since October 1996 and from 1984 through August 1994. Mr. Lynn is a graduate of Yale University and The Wharton School, University of Pennsylvania.

     Pursuant to the By-laws of the Company and its subsidiaries, each executive officer generally serves until his or her successor is chosen or until his or her earlier resignation or removal. Pursuant to their employment or other agreements, each of Messrs. Sapirstein, Levine and Herzog have agreed that, if their employment with the Company terminates for any reason, he will no longer serve as a director of the Company. See "Employment Agreements with Certain Named Executive Officers".

     There is no family relationship among any of the directors or executive officers of the Company. Kathryn L. Hoenig and Robert Spiegel each serves as an executor of the Estate of Ronald H. Hoenig and as a Trustee of the Hoenig Trust.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     Pursuant to the provisions of the Company's Certificate of Incorporation and By-laws, the Board has fixed the number of directors at seven.

     The directors are divided into three classes, designated Class I, Class II and Class III. The Class I, Class II and Class III directors have been or will be elected to serve for a term of three years and until their respective successors are elected and qualified at the Annual Meeting of Stockholders in 2001, 2002 and 2000, respectively. The Class I directors are Martin F.C. Emmett, Alan B. Herzog and Robert Spiegel; the Class II director is Max H. Levine; and the Class III directors are Robert L. Cooney, Kathryn L. Hoenig and Fredric P. Sapirstein.

     Three Class III directors are to be elected at the Annual Meeting, each for a term of three years and until the election and qualification of a successor. The Board recommends that the Stockholders elect Robert L. Cooney, Kathryn L. Hoenig and Fredric P. Sapirstein as Class III directors. Each nominee currently is a Class III director. Proxies will be voted for Messrs. Cooney and Sapirstein and Ms. Hoenig as Class III directors, unless otherwise specified on the form of proxy. Class I and Class II directors will not be elected at the Annual Meeting.

     If any nominee should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxies will be voted for any substitute nominee designated by the Board. If no substitute is designated, the size of the Board may be reduced. The Board knows of no reason why any nominee will be unavailable to serve.

COMPENSATION OF DIRECTORS

     During 1999, non-employee directors (i.e., directors who are not employed by the Company or any of its subsidiaries) received an annual retainer of $15,000, reimbursement of expenses and $500 for attendance at each meeting of the Board or any committee thereof. In addition, each non-employee director serving as Chairman of any committee of the Board received an annual stipend of $3,000. Each non-employee director has been granted five-year options (each, a "Director Option") to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which vests as follows: 4,000 shares on the first anniversary of the date of grant; 3,000 shares on the second anniversary of the date of grant; and 3,000 shares on the third anniversary of the date of grant. Each non-employee director will be granted a Director Option upon joining the Board (the "Appointment Date"), and on the third anniversary of such Appointment Date and every three years thereafter. Directors who are officers or employees of the Company or any of its subsidiaries receive no compensation for their services as directors, other than their regular compensation for services as such officers or employees; nor are they eligible to be granted Director Options.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The members of the Board who are not senior officers of the Company are kept informed of the Company's business by reports and documents given to them from time to time, as well as by operating, financial and other reports made at Board and committee meetings. The standing committees established by the Board to assist it in the discharge of its responsibilities are described below.

     Regular meetings of the Board are held four times per year and special meetings are scheduled when required. The Board held four regular meetings and five special meetings in 1999.

     The Board has an Audit Committee which recommends to the Board the accounting firm to be selected as independent public accountants of the Company, reviews recommendations made by the independent public accountants concerning the Company's accounting methods and systems of internal controls, reviews and reports to the Board with respect to the annual audit conducted by the Company's independent public accountants and reviews with the independent public accountants their relationship with management. The Audit Committee met three times in 1999. The Audit Committee is composed entirely of independent, non-employee directors. In 1999, Robert Cooney served as Chairman of the Audit Committee, the other members of which were Martin F.C. Emmett and Robert Spiegel.

     The Board also has a Compensation and Stock Option Committee which is responsible for determining and overseeing the policies and plans which relate to the compensation of the Company's executive officers and certain other employees. The Compensation and Stock Option Committee also is responsible for administering the Company's stock purchase plans, stock option plans, the
Section 162(m) Cash Bonus Plan (the "Section 162(m) Plan") and the 1996 Incentive Plan. The Compensation and Stock Option Committee is composed entirely of non-employee directors. The Compensation and Stock Option Committee held eight meetings in 1999. The Compensation and Stock Option Committee is composed of Martin F.C. Emmett (Chairman), Robert Spiegel and Robert L. Cooney.

     The Board has a Nominating Committee which is responsible for reviewing potential director candidates and for recommending qualified candidates for nomination and election to the Board, including the slate of nominees for director to be elected by the Stockholders and any directors to be elected by the Board to fill vacancies. In 1999, the Nominating Committee consisted of Robert Spiegel (Chairman), Robert Cooney, Martin F.C. Emmett and Fredric P. Sapirstein. The Nominating Committee met once in 1999. The Nominating Committee will consider qualified director candidates recommended by Stockholders. In addition, under the advance notice provision of the Company's By-laws, a Stockholder who wishes to propose a candidate for election to the Board at an annual meeting of Stockholders must give written notice of such intention to the Secretary of the Company not later than ninety (90) days in advance of the date upon which notice of the prior year's annual meeting of Stockholders was first given. In the case of a special meeting of Stockholders, such written notice must be given to the Secretary of the Company not later than the close of business on the seventh day after the date on which notice of such meeting was first given. The deadline for such notice with respect to the Company's 2001 Annual Meeting of Stockholders is January 17, 2001. Such notice must contain the information required by, and follow the procedures contained in, the Company's By-laws.

                      COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report is being made by the Compensation and Stock Option Committee (the "Committee") of the Board, which is composed entirely of non-employee directors. The Committee is responsible for determining and overseeing the policies and plans which relate to the compensation of the Company's executive officers and certain other employees, including the Named Executive Officers referred to in this Proxy Statement. In addition, the Committee is responsible for administering the Company's stock option plans and other long-term incentive and executive compensation plans and for making awards under those plans. The Committee also reviews the terms of formal employment agreements of executive officers and of others where the employment agreements provide for annual compensation in excess of certain levels. The purpose of this report is to describe the Company's executive compensation program and to discuss the factors that the Committee considered in determining the 1999 compensation of the Company's Chief Executive Officer and the other executive officers, including the Named Executive Officers.

Executive Compensation Program

     The Company's executive compensation program is based on the philosophy that maintaining and motivating a qualified management team are essential for the growth and prosperity of the Company, which will inure to the benefit of the Stockholders. To that end, the Company's compensation policies and practices are designed to attract, retain and reward executive officers who contribute to the success of the Company's business. From time to time, the Committee consults with William M. Mercer, Incorporated ("Mercer"), a compensation consultation firm which advises the Committee, and other compensation specialists regarding compensation issues.

     The Company's compensation program consists of the following components:
(i) base salary; (ii) performance bonuses generally awarded after the end of the year or other applicable performance period; (iii) long-term, equity-based compensation in the form of stock options and other stock-based awards under the Company's 1996 Incentive Plan; and (iv) contributions to employee benefit plans (e.g., profit-sharing plans). With respect to certain executives, the Company is contractually committed under employment agreements to provide specified minimum salaries, cash bonuses and perquisites and to grant stock options and other stock-based awards on certain pre-determined terms subject to the Committee's approval.

     Base salaries for executive officers are set at levels which the Committee believes are generally competitive with salaries of similarly positioned executives at comparable brokerage and financial services companies. Recommendations regarding annual performance bonuses are made by management to the Committee, which is responsible for reviewing and approving annual performance bonuses for executive officers.

     Increasingly, annual performance bonuses and, in some cases equity awards, for executive officers with execution, sales or other revenue generating responsibilities are determined based on objective, revenue- or profit-based formulas. While the Committee believes in the use of objective performance measures, such as those described in the Company's Section 162(m) Plan, it recognizes that there are important corporate goals, which are not capable of objective measurement, that management should be incentivized to achieve. Accordingly, the Committee may approve the payment of subjective performance bonuses that are not based on objective formulas to reward the achievement of non-quantitative goals. For those executive officers serving primarily in managerial or administrative roles, performance bonuses generally have been determined on a subjective basis after consideration of the executive's individual and departmental performance, his or her contribution to the Company's financial results and business operations for the year and the executive's importance to the future growth and long-term development of the Company's business.

     The Company's long-term, stock-based compensation to date has consisted of grants of U.S. incentive stock options, U.K. tax-qualified stock options, U.S. non-qualified stock options, deferred stock awards and restricted stock grants. Stock-based awards typically are granted to those executive officers and employees who have contributed to the growth and profitability of the Company or have demonstrated outstanding performance, as well as to those who can be expected to make such contributions in the future. The majority of stock-based awards approved by the Committee are intended to compensate the recipient for past performance; however, the Committee also believes in using equity-based awards to retain key employees and to attract new talent to the Company. The 1996 Incentive Plan affords the Committee flexibility to award a variety of equity-based incentives to executive officers and other key employees and consultants. The Committee and the Board have approved, and are recommending that the Stockholders approve at the Annual Meeting, an increase of 1,000,000 shares in the number of shares of Common Stock that may be delivered under the 1996 Incentive Plan. See Proposal II, "Approval of the Company's Amended and Restated 1996 Long-Term Stock Incentive Plan".

     It is the Committee's general policy to grant stock-based awards subject to time-based or performance-based vesting. As a general rule, stock options and deferred stock grants are subject to three-year vesting, with one-third of the award vesting on each anniversary of the grant date. The Committee believes that stock options, deferred stock and other long-term, stock-based compensation serve to align the interests of employees with those of Stockholders and help to retain key employees. These awards serve the interests of the Company and Stockholders by encouraging recipients to focus on the long-term growth of Stockholder value.

     The Company also maintains voluntary contributory profit-sharing plans which cover substantially all of its employees in the United States, the United Kingdom, Hong Kong and Tokyo. The Company generally makes discretionary contributions to these plans based upon, among other things, the Company's performance. For the year ended December 31, 1999, the Company contributed a total of $556,587 to these plans.

     The Company also maintains employee stock purchase plans which enable eligible employees (both U.S.-based and, where permissible, foreign) to purchase up to $25,000 worth of the Company's Common Stock a year at a 15% discount to the market price. The Company has reserved 500,000 shares for issuance under these plans. Employees owning 1% or more of the Company's Common Stock are not eligible to participate in the plans.

     As indicated in previous Committee reports and reflected by the adoption of the Section 162(m) Plan in 1996, the Company generally intends to take steps necessary to comply with the deduction limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. However, there may be circumstances where it may be in the best interests of the Company and its Stockholders to pay compensation which exceeds the limitations of Section 162(m) even though such compensation may not be fully deductible.

1999 Executive Officer Compensation

     The 1999 compensation of executive officers consisted of three principal components: (i) a fixed cash salary, generally determined prior to the beginning of the year; (ii) a cash performance bonus, generally paid after the end of the year or other applicable performance period; and (iii) stock-based awards. In addition, the Company paid life insurance premiums on behalf of employees, including executive officers, with respect to policies owned by such employees, made contributions to the Company's profit-sharing plans and, in the case of one executive officer who was relocated to a foreign subsidiary in 1995, provided a housing allowance and paid certain personal travel expenses incurred during trips to the executive's previous home.

     In addition to Fredric P. Sapirstein, one other Named Executive Officer was employed by the Company during 1999 pursuant to an employment agreement which provided for minimum annual salary, a cash bonus, stock options and other compensation, such as perquisites. This agreement was entered into at the end of 1998 and took effect on January 1, 1999. The terms of this agreement, including the provisions requiring the Company to make certain payments to the executive officer in the event of a termination "other than for cause" or for "good reason" (as defined in the agreement), are described more fully in "Employment Agreements with Certain Named Executive Officers" in this Proxy Statement.

     In reviewing management's recommendations with respect to 1999 performance bonuses and stock-based awards for executive officers, the Committee reviewed the following: (i) the terms of any employment agreement between the executive and the Company and any applicable bonus formula; (ii) for each executive officer, information concerning salary, cash bonus, perquisites, life insurance premiums paid, payments made to the Company's employee benefit plans and stock-based awards for the last three years; (iii) relevant compensation data;
(iv) the executive officer's individual performance and contribu-tion to the Company's short- and long-term results; and (v) the Company's financial results for 1999. In reviewing the Company's 1999 financial performance, the Committee considered the improvement in the Company's operating results in 1999, which was consistent across all of the Company's business lines, as well as the growth in operating income and return on equity.

     The Committee used pre-determined formulas based on profitability in determining 1999 performance bonuses for two Named Executive Officers. With respect to the other executive officers, the Committee attempted to provide total compensation which was competitive yet consistent with the executive officer's individual performance and the Company's financial results in 1999. With respect to executive officers with managerial responsibility for the Company's brokerage subsidiaries, the Committee considered the financial performance of the particular subsidiary, including growth in revenues and profitability, in determining such executive officer's cash bonus for 1999.

     The Committee made long-term stock-based awards (option grants) to two of the Named Executive Officers, other than the Chief Executive Officer, in recognition of strong performance in 1999. The Committee also awarded stock options to one other Named Executive Officer in 1999 as part of a new employment agreement which took effect in 1999. Based on the recommendation of management, the Committee approved salary increases for 2000 with respect to two Named Executive Officers.

1999 Chief Executive Officer Compensation

     Mr. Sapirstein's 1999 compensation consisted of salary, a cash bonus, the payment of life insurance premiums and a contribution to the Company's profit-sharing plan. All amounts paid to Mr. Sapirstein as salary in 1999 were based upon the terms of his employment agreement then in effect.

     Mr. Sapirstein's cash bonus for 1999 was determined under an incentive plan that was approved by the Committee and the Board in March 1999 (the "1999 CEO Incentive Plan"). The 1999 CEO Incentive Plan consists of two components: (i) an objective, formula-based component under the Section 162(m) Plan based upon the achievement of pre-determined financial goals, and (ii) a subjective component based upon the Committee's assessment of non-financial measures. The 1999 CEO Incentive Plan also provides that Mr. Sapirstein's total cash compensation for 1999 cannot exceed 15% of the Company's 1999 pre-tax income, after total compensation expenses, and that the subjective component of the 1999 CEO Incentive Plan cannot exceed approximately $600,000. Based on the Company's pre-tax income for 1999, Mr. Sapirstein's cash compensation for 1999 could not exceed $1,438,000.

     Mr. Sapirstein received a salary of $400,000 (the same as in 1998) in 1999 and a cash bonus of $787,000 under the 1999 CEO Incentive Plan based upon the objective component of the 1999 CEO Incentive Plan. The objective component of the 1999 CEO Incentive Plan consisted of two, pre-determined, objective financial goals. The Committee did not make a separate cash bonus award under the subjective component of the 1999 CEO Incentive Plan.

     The Committee also awarded Mr. Sapirstein a ten-year non-qualified stock option to purchase 150,000 shares of Common Stock at the market price of the Common Stock on the date of grant, which vests one-third on each of the first three anniversaries of the grant date. The Committee awarded Mr. Sapirstein the stock option as part of a new employment agreement between the Company and Mr. Sapirstein which took effect on January 1, 2000. Mr. Sapirstein's new employment agreement, including the provisions requiring the Company to make certain payments in the event of a termination "other than for cause" or for "good reason", is described in "Employment Agreements with Certain Named Executive Officers". The Committee did not make any additional long-term, stock-based awards to Mr. Sapirstein with respect to his performance in 1999.


                               COMPENSATION AND STOCK OPTION COMMITTEE


                                   Martin F.C. Emmett, Chairman
                                   Robert L. Cooney
                                   Robert Spiegel

COMPENSATION TABLES

   The following tables contain compensation data for the Named Executive
                       Officers:

                          SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                          ANNUAL COMPENSATION                   AWARDS
                                ----------------------------------------   ----------------
                                                                              SECURITIES          ALL OTHER
                                              SALARY            BONUS         UNDERLYING       COMPENSATION(1)
 NAME AND PRINCIPAL POSITION     YEAR           ($)              ($)          OPTIONS (#)            ($)
-----------------------------   ------   ----------------   ------------   ----------------   ----------------
Fredric P. Sapirstein           1999          400,000(2)       787,000          150,000(3)           9,836
Chairman, Chief Executive       1998          400,000(2)     1,100,000           45,000(3)           9,974
Officer and President           1997          400,000(2)       410,000          180,000(3)           7,000
Max H. Levine                   1999          400,000(2)     1,803,249           50,000(4)           9,836
Executive Vice President        1998          400,000(2)       792,302               --              9,974
                                1997          400,000(2)       732,121               --              7,000
Robin A. Green                  1999          255,000          350,000           50,000(5)         173,041
Managing Director,              1998          230,000          175,000               --            162,056
Hoenig (Far East) Limited       1997          230,000          230,000           30,000(5)         165,194
Alan B. Herzog                  1999          275,000          225,000               --              9,836
Executive Vice President,       1998          275,000          175,000               --              9,974
COO, CFO and Treasurer          1997          275,000          135,000               --              7,000
Kathryn L. Hoenig               1999          250,000          200,000           25,000(6)           9,836
General Counsel                 1998          200,000          165,000           25,000(6)           9,974
and Secretary                   1997          200,000          115,000           25,000(6)           7,000

----------
(1) For 1999, consists of annual contributions on behalf of the following Named Executive Officers to the Company's profit-sharing plans as follows: Fredric P. Sapirstein ($9,836); Max H. Levine ($9,836); Alan B. Herzog ($9,836); Robin A. Green ($25,500); and Kathryn L. Hoenig ($9,836). For Mr. Green, includes a housing allowance of $133,303 in 1999 and personal travel expenses of $14,238 in 1999 provided in connection with his assignment in Hong Kong.

(2) The 1999 salaries of Messrs. Sapirstein and Levine were as provided in their respective employment agreements. See "Employment Agreements with Certain Named Executive Officers".

(3) On January 25, 2000, Mr. Sapirstein was granted a ten-year non-qualified option to purchase 150,000 shares of Common Stock at an exercise price of $9.437 per share, which vests one-third on each of January 25, 2001, January 25, 2002 and January 25, 2003, pursuant to the terms of Mr. Sapirstein's new employment agreement with the Company, which took effect on January 1, 2000. On January 20, 1999, Mr. Sapirstein was granted a ten-year incentive stock option to purchase 45,000 shares of Common Stock at an exercise price of $6.50 per share, which vests one-third on each of January 20, 2000, January 20, 2001 and January 20, 2002, as part of his 1998 compensation. On January 29, 1998, Mr. Sapirstein was granted a ten-year non-qualified option to purchase 180,000 shares of Common Stock at an exercise price of $6.1875 per share, which vests one-third on each of January 29, 1999, January 29, 2000 and January 29, 2001, as part of his 1997 compensation.

(4) On January 4, 1999, Mr. Levine was granted a ten-year non-qualified option to purchase 50,000 shares of Common Stock at an exercise price of $6.375 per share, which vests with respect to 16,667 shares on each of January 4, 2000 and January 4, 2001 and with respect to 16,666 shares on January 4, 2002. This option was granted pursuant to the terms of Mr. Levine's employment agreement with the Company, dated October 8, 1998, which took effect on January 1, 1999.

(5) On January 25, 2000, Mr. Green was granted a ten-year non-qualified option to purchase 50,000 shares of Common Stock at an exercise price of $9.437 per share, which vests with respect to 16,667 shares on each of January 25, 2001, and January 25, 2002 and with respect to 16,666 shares on January 25, 2003, as part of his 1999 compensation. On January 29, 1998, Mr. Green was granted a ten-year non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $6.1875 per share, which vests one-third on each of January 29, 1999, January 29, 2000 and January 29, 2001, as part of his 1997 compensation.

(6) On January 25, 2000, Ms. Hoenig was granted a ten-year non-qualified option to purchase 25,000 shares of Common Stock at an exercise price of $9.437 per share, which vests with respect to 8,333 shares on each of January 25, 2001 and January 25, 2002 and with respect to 8,334 shares on January 25, 2003, as part of her 1999 compensation. On January 20, 1999, Ms. Hoenig was granted a ten-year incentive stock option to purchase 25,000 shares of Common Stock at an exercise price of $6.50, which vests with respect to 8,333 shares on each of January 20, 2000 and January 20, 2001 and with respect to 8,334 shares on January 20, 2002, as part of her 1998 compensation. On January 29, 1998, Ms. Hoenig was granted a ten-year incentive stock option to purchase 25,000 shares of Common Stock at an exercise price of $6.188, which vests with respect to 8,333 shares on each of January 29, 1999 and January 29, 2000 and with respect to 8,334 shares on January 29, 2001, as part of her 1997 compensation.

                   OPTION GRANTS IN THE LAST FISCAL YEAR(1)

                                                                                                        POTENTIAL
                                                                                                    REALIZABLE VALUE
                                                                                                           AT
                                                                                                     ASSUMED ANNUAL
                                                                                                        RATES OF
                                                                                                       STOCK PRICE
                                                                                                    APPRECIATION FOR
                                                     INDIVIDUAL GRANTS                               OPTION TERM(2)
                        --------------------------------------------------------------------------- -----------------
                            NUMBER OF        % OF TOTAL                        MARKET
                            SECURITIES         OPTIONS                        PRICE ON
                            UNDERLYING       GRANTED TO                       DATE OF
                         OPTIONS GRANTED      EMPLOYEES     EXERCISE PRICE     GRANT     EXPIRATION
          NAME                 (#)         IN FISCAL YEAR      ($/SHARE)     ($/SHARE)      DATE     5% ($)   10% ($)
----------------------- ----------------- ---------------- ---------------- ----------- ----------- -------- --------
Fredric P. Sapirstein         45,000             12.0%           6.50          6.50       01/19/09    80,812   178,574
Max H. Levine                 50,000             13.4%           6.375         6.375      01/03/09    88,065   194,600
Kathryn L. Hoenig             25,000              6.7%           6.50          6.50       01/19/09    44,896    99,208

----------
(1)   Does not include options granted in January 2000.

(2) The potential realizable values shown in this table are the result of calculations at stock price appreciation rates specified by the Commission and are not intended to forecast actual future appreciation rates of the price of the Common Stock. The Named Executive Officers will realize no value from the exercise of the options if the price of the Common Stock does not appreciate above the exercise price.



                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES(1)




                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING                   VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                              FISCAL YEAR-END (#)             FISCAL YEAR-END ($)(2)
                                                         ----------------------------- ------------------------------------
                         SHARES ACQUIRED       VALUE
          NAME           ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE ($)   UNEXERCISABLE ($)
----------------------- ----------------- -------------- ------------- --------------- ----------------- ------------------
Fredric P. Sapirstein            0                 0        960,000        165,000         4,558,720           491,190
Max H. Levine                    0                 0              0         50,000                 0           143,750
Robin A. Green                   0                 0         30,000         20,000           166,618            61,240
Kathryn L. Hoenig                0                 0         15,833         41,667            64,891           119,784

----------
(1)   Does not include options granted in January 2000.

(2) Based on the last sales price of the Common Stock on December 31, 1999, less the exercise price.

PERFORMANCE GRAPH


     The following graph compares the five-year cumulative total stockholder return (assuming reinvestment of cash dividends, to the extent applicable) of the Common Stock with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) ("Nasdaq Composite") and a "peer group" consisting of ten publicly-traded brokerage and financial services firms.


                 FIVE-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN
             HOENIG GROUP INC. VS. NASDAQ COMPOSITE AND PEER GROUP


COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN FROM DECEMBER 31, 1994 TO
                               DECEMBER 31, 1999


                               [GRAPHIC OMITTED]



NOTES: Assumes $100 invested on 12/31/94 in Hoenig Group Inc. Common Stock, in the Nasdaq Composite, and in the Peer Group. Reflects month-end dividend reinvestment and annual reweighting of the Peer Group portfolio.


        The companies included in the Peer Group are: Advest Group Inc., Dain Rauscher Corp., Edwards (AG) Inc., First Albany Companies Inc., Jefferies Group Inc., Kinnard Investments Inc., Legg Mason Inc., Southwest Securities Group Inc., Stifel Financial Corp., and Ziegler Co., Inc.


        Two companies that formerly were in the Peer Group --
        Interstate/Johnson Lane Inc. and Scott & Stringfellow Financial -- ceased to be independent, public companies in 1999.


  INDEX DATA             Dec94     Dec95     Dec96     Dec97     Dec98     Dec99
  Hoenig Group Inc.       $ 100     $ 117     $ 156     $ 193     $ 211    $ 269
  Nasdaq Composite        $ 100     $ 140     $ 172     $ 209     $ 292    $ 541
  Peer Group              $ 100     $ 143     $ 206     $ 387     $ 365    $ 347

EMPLOYMENT AGREEMENTS WITH CERTAIN NAMED EXECUTIVE OFFICERS

     On January 1, 2000, Fredric P. Sapirstein executed a new employment agreement with the Company (the "Sapirstein Agreement"), which amended certain terms of his prior agreement that expired on December 31, 1999. The Sapirstein Agreement has a two-year term, which commenced on January 1, 2000 and ends on December 31, 2001, unless earlier terminated in accordance with its terms. The Sapirstein Agreement provides for his continued employment as Chairman of the Board, Chief Executive Officer and President of the Company at an annual salary of $400,000, which is unchanged from his prior agreement, and an increased minimum cash bonus of $600,000. As was the case under his prior employment agreement, the minimum cash bonus will operate as a draw against amounts due under an annual incentive plan to be determined by the Committee that includes performance goals under the Company's Section 162(m) Plan. The Company is required during the term of his employment to include Mr. Sapirstein in the management slate for election as a director of the Company and to use its best efforts to cause him to be elected to the Board.

     The Sapirstein Agreement also provides for the grant of a ten-year non-qualified option to purchase 150,000 shares of Common Stock at an exercise price equal to the market price of the Common Stock on the date of grant, which option was granted on January 25, 2000. The option vests one-third on each of the first three anniversaries of the date of grant. The option will vest immediately upon a "change of control", and immediately following termination of Mr. Sapirstein's employment for "good reason" or "other than for cause". All of the options required to be granted under Mr. Sapirstein's prior employment agreement, which consisted of options vesting over three years and options vesting on performance, have vested.

     The Sapirstein Agreement further provides that, in the event of a termination of employment by the Company "other than for cause" or by Mr. Sapirstein for "good reason", the Company will pay any salary due through the date of termination, any earned but unpaid bonus and any amount accrued under the Company's benefit plans (the "Accrued Obligations") and certain termination payments equal to (i) a pro-rated bonus for the year in which termination occurs equal to the greater of the prior year's bonus or the minimum bonus of $600,000; and (ii) the three-year average of salary and bonus paid to Mr. Sapirstein, multiplied by the number of years (or fraction thereof) remaining in the employment term or one, whichever is greater. In the event of termination of employment due to death, the Sapirstein Agreement provides that Mr. Sapirstein's estate or designated beneficiaries will receive the Accrued Obligations, plus a lump sum equal to the greater of the minimum bonus of $600,000 or the amount of the prior year's bonus, which amount, in either case, would be multiplied by a fraction, the numerator of which is the number of days elapsed in the year of such termination, and the denominator of which is 365. The Sapirstein Agreement further provides that, in the event of termination of employment as a result of "disability", the Company will pay Mr. Sapirstein the Accrued Obligations and an amount equal to his salary plus the $600,000 minimum bonus multiplied by the number of years (or fraction thereof) remaining in the employment term unless and until Mr. Sapirstein obtains full-time employment. In addition, in the event of a termination of employment as a result of disability, the Company would be required to make contributions on Mr. Sapirstein's behalf to all Company-sponsored health and welfare plans on terms no less favorable than those in effect on the date of termination until the earliest of (i) one year from the date of termination; (ii) entitlement to coverage under plans provided by a new employer; (iii) death; or (iv) the end of the employment term.

     On October 8, 1998, Max H. Levine executed a new employment agreement with the Company (the "Levine Agreement") for a three-year term commencing on January 1, 1999, unless earlier terminated in accordance with the terms of the Levine Agreement. The Levine Agreement provides for Mr. Levine's employment as Executive Vice President of the Company and President of Hoenig at an annual salary of $400,000 and an annual minimum bonus of $150,000, plus a percentage of the net pre-tax profits (as defined) of commission business for which Mr. Levine is responsible. The Levine Agreement also provides for the grant of a ten-year non-qualified option to purchase 50,000 shares of Common Stock at an exercise price equal to the market price on the date of grant. This option was granted on January 4, 1999 with an exercise price of $6.375 and vests one-third on each of the first three anniversaries of the grant date.

     The Levine Agreement provides that, in the event of a termination of employment by the Company "other than for cause" or by Mr. Levine for "good reason", the Company will pay Mr. Levine (i) the Accrued Obligations; (ii) an amount equal to the greater of $500,000 or $500,000 multiplied by the number of years (or fraction thereof) remaining in the employment term; and (iii) an amount equal to Mr. Levine's percentage of net pre-tax profits of commission business for which Mr. Levine is responsible for the year (beginning January 1) in which the termination of employment occurs.

     The Levine Agreement further provides that, in the event of termination of employment as a result of "disability", the Company will pay him the Accrued Obligations and an amount equal to his salary plus $150,000, multiplied by the number of years (or fraction thereof) remaining in the employment term. In addition, in the event of a termination of employment as a result of disability, the Company would be required to make contributions on his behalf to all Company-sponsored health and welfare plans on terms no less favorable than those in effect on the date of termination until the earliest of (i) one year from the date of termination; (ii) entitlement to coverage under plans provided by a new employer; (iii) death; or (iv) the end of the employment term. In the event of a termination of employment due to Mr. Levine's death, the Levine Agreement provides that the Company will pay Mr. Levine's estate or designated beneficiaries (i) the Accrued Obligations; (ii) $150,000; and (iii) the amount of any bonus paid to Mr. Levine for the immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the number of days elapsed in the year of such termination, and the denominator of which is 365.

     The Sapirstein and Levine Agreements contain similar provisions regarding non-competition and non-solicitation. Each agreement includes non-competition and non-solicitation covenants which preclude the executive from competing with the Company's business or soliciting the Company's customers or employees during the "Non-Competition Period". The Non-Competition Period under the Sapirstein Agreement consists of: (i) the employment term; (ii) the lesser of one-year or the remaining employment term if employment is terminated by the Company for "cause" or by Mr. Sapirstein other than for "good reason"; and
(iii) the period during which Mr. Sapirstein is receiving termination payments. The Non-Competition Period under the Levine Agreement consists of: (i) the employment term; and (ii) the lesser of one year or the remaining term of the Agreement if employment is terminated by the Company for "cause" or by Mr. Levine other than for "good reason".

     Each of the Sapirstein and Levine Agreements also provides that, in the event of termination of employment for any reason, the executive shall no longer serve as a director of the Company or any of its subsidiaries.

                 INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     On March 16, 1999, the Company purchased 9,250 shares of Common Stock from Nigel Johnson-Hill, who at the time was an executive officer of the Company, for $8.25 per share, resulting in a total purchase price of $76,312.50. The purchase was made under the Company's stock repurchase program approved by the Board. At the time of the repurchase, the opening bid and ask quotations for the Common Stock were $8.3125 and $8.50 per share, respectively, and the last sale was at $8.375 per share.

     The officers and employees of the Company and its operating subsidiaries are ordinarily required to execute personal securities transactions through the Company's broker-dealer subsidiaries. Such orders are executed at a discount from commission rates offered to unaffiliated customers. Max H. Levine, and his son, Michael Levine, who also is employed by Hoenig, each maintains a margin account with Hoenig's U.S. clearing broker. Credit extended to Max Levine and Michael Levine in these accounts in 1999 was done in the ordinary course of business, was made on substantially the same terms (including interest rates and collateral requirements) as those for comparable transactions by others and did not involve more than the normal risk of collectibility or present other unfavorable features.

SHAREHOLDER'S AGREEMENTS AND CERTAIN TRANSACTIONS RELATING TO INSURANCE

     Effective upon the closing of the Company's initial public offering in 1991, the Company and holders of shares of Common Stock outstanding prior to the initial public offering, including certain directors and executive officers of the Company, entered into an agreement (each, a "Shareholder's Agreement" and, collectively, the "Shareholder's Agreements") which provides that, upon the death of each such holder, the Stockholder's estate will have an option to sell shares of Common Stock to the Company, as described below. At the option of the estate, exercisable within thirty (30) days after the appointment of an executor or representative of the estate, the Company is obligated to purchase, at a purchase price equal to 10% below the market value of the shares of Common Stock, the number of shares of Common Stock which results in an aggregate purchase price of the greater of the actual amount of insurance proceeds received by the Company upon the death of the holder, if any, or $1,000,000. The market value will be determined based on the average of the last twenty
(20) days' closing prices of the Common Stock prior to the death of such holder. The Company will have the right, but shall not be obligated, to increase the number of shares of Common Stock to be purchased by it up to the maximum number of shares the Stockholder's estate desires to sell.

     In order to fund its obligations under the Shareholder's Agreements, the Company maintained in 1999 life insurance policies on certain Stockholders who hold such options. Some of these Stockholders also serve as directors and executive officers of the Company. The face value of these policies as of December 31, 1999 were as follows:

       Max H. Levine ................................    $3,587,250
       Alan B. Herzog ...............................     2,812,300
       Robert Spiegel ...............................     1,000,000
       Nigel Johnson-Hill ...........................     1,000,000
                                                         ----------
       Total ........................................    $8,399,550
                                                         ==========

     The Company's aggregate annual premium cost in 1999 for the life insurance policies was $65,500, and the cash surrender value of these policies was $645,351 as of December 31, 1999. The Company intends to maintain the life insurance policies on the Stockholders listed above and continues to evaluate the benefits of obtaining insurance policies on the other Stockholders who hold such options.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT L. COONEY, KATHRYN L. HOENIG AND FREDRIC P. SAPIRSTEIN AS CLASS III DIRECTORS. THE THREE NOMINEES FOR DIRECTOR RECEIVING THE HIGHEST NUMBER OF VOTES OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE MATTER WILL BE ELECTED.

                                   PROPOSAL II

                      APPROVAL OF THE COMPANY'S AMENDED AND
                  RESTATED 1996 LONG-TERM STOCK INCENTIVE PLAN

     On November 14, 1996, the Board adopted the Company's 1996 Long-Term Stock Incentive Plan (the "1996 Incentive Plan"), subject to approval by the Company's Stockholders at the 1997 Annual Meeting of Stockholders. The Stockholders approved the 1996 Incentive Plan on May 15, 1997.

     In the Board's judgment, the 1996 Incentive Plan provides a critical long-term incentive for management, employees, and non-employee directors of the Company and its subsidiaries, as well as for consultants. The Board continues to believe that its policy of granting stock options will provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the 1996 Incentive Plan is intended to provide the Company with maximum flexibility to award various types of long-term, equity-based incentives to Plan participants. It is expected that such flexibility will continue to be an integral part of the Company's policy to encourage participants to focus on the long-term growth of Stockholder value. The Board believes that important advantages to the Company are thus gained by a comprehensive program, such as the 1996 Incentive Plan, which includes different types of awards for motivating and rewarding outstanding service, while at the same time promoting a closer identity of interests between participants and Stockholders.

     The Compensation and Stock Option Committee (the "Committee") has recommended, and the Board has approved and is submitting to Stockholders for their approval, amendments to the 1996 Incentive Plan. The principal amendments increase the aggregate number of shares reserved for delivery pursuant to grants of awards under the Plan by 1,000,000 shares, clarify that the size of the stock options (currently 10,000 shares) automatically granted to non-employee directors under the Plan is subject to the adjustment provisions of the Plan and limit the cashless withholding available to participants under the Plan to the amounts required to be withheld by the Company. The proposed amendments also include other minor clarifying and conforming changes, included in the annexed copy of the 1996 Incentive Plan, as proposed to be amended and restated.

     The Company is also seeking to have the Stockholders approve a restatement of the 1996 Incentive Plan as amended. The purpose of such approval is to ensure that the Stockholders have reapproved the entire Plan as amended, including the performance criteria that may be used by the Committee in granting performance-based awards under the Plan, so that such awards will qualify for the performance-based exception to the deduction limitations of Code Section 162(m) until the first meeting of Stockholders that occurs in 2005.

     The principal terms of the 1996 Incentive Plan, as proposed to be amended and restated (the "Amended and Restated Plan"), are summarized below. A copy of the full text of the Amended and Restated Plan is annexed to this Proxy Statement. This summary of the Amended and Restated Plan is not intended to be a complete description and is qualified in its entirety by the actual text of the Amended and Restated Plan to which reference is made.

SUMMARY DESCRIPTION OF THE AMENDED AND RESTATED PLAN

     The purpose of the Amended and Restated Plan is to advance the interests of the Company and its Stockholders by providing the Company with a means to attract, retain and reward directors, officers and other key employees and consultants of the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company.

     The Committee, which administers the Amended and Restated Plan, has authority, among other things, to:

     (i) select the officers and other key employees and consultants entitled to receive awards under the Amended and Restated Plan;

     (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards;

     (iii) determine the number of shares of Common Stock or units or rights covered by awards;

     (iv) determine the other terms and conditions of awards granted under the Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture or termination provisions or waivers thereof; and

     (v) in the event of a stock split, recapitalization, reorganization or similar corporate event that affects the Common Stock, make appropriate adjustments in the number and kind of shares available for awards under the Amended and Restated Plan, the number and kind of shares subject to the annual per-person limitation, the number and kind of shares and the price of shares subject to outstanding awards and the number and kind of shares to be granted subject to non-employee director options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition or upon the occurrence of unusual or nonrecurring events.

     The Amended and Restated Plan permits the Committee to impose and specify performance criteria and targets with respect to awards to key employees for each performance period, thereby requiring forfeiture of all or a part of any award if performance conditions are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. These performance criteria, to the extent designed to meet the requirements of Code Section 162(m), will be based solely upon one or more of the following Company, subsidiary, operating unit or division financial performance measures: pre-tax or after-tax net income; operating income; gross revenue; profit margin; stock price; cash flows; or strategic business criteria consisting of one or more objectives based upon meeting specified revenue, market penetration or geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

     These performance criteria may be expressed on an absolute or relative basis; based upon internal targets; based upon comparisons with prior performance; based upon comparisons to capital, stockholders' equity, shares outstanding, assets or net assets; and/or based upon comparisons to the performance of other companies. For example, an income-based performance measure could be expressed in a number of ways, such as earnings per share, or return on equity, and with reference to meeting or exceeding a specific target, or with reference to growth above a specific level, such as prior years' performance, or current or previous peer group performance.

     Awards to participants under the Amended and Restated Plan may include:

     (i) options to purchase shares of Common Stock, including incentive stock options ("ISOs") granted to employees of the Company or its subsidiaries and non-qualified stock options, both of which may include automatic reload features, as well as options granted to employees of the Company or a subsidiary who at the time of grant are resident in the United Kingdom ("U.K. Options"), and options granted automatically to non-employee directors ("Director Options");

     (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grants, or SARs that are only exercisable in the event of a "change in control" of the Company (as defined in the Plan);

     (iii) restricted stock, in which shares of Common Stock are granted to participants subject to restrictions on transferability and other restrictions that lapse over time;

     (iv) deferred stock, in which delivery of shares of Common Stock occurs upon expiration of a deferral period;

     (v) bonus stock, consisting of a right to receive shares of Common Stock in an amount determined with reference to a bonus award;

     (vi) dividend equivalents, consisting of a right to receive cash, shares of Common Stock, other awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock;

     (vii) performance-based equity awards, based on the performance criteria described above, that are intended to qualify for deductibility under Section 162(m) of the Code; and

     (viii) other stock-based awards not otherwise specifically provided for, the value of which are based in whole or in part upon the value of Common Stock.

     Director Options consist of non-discretionary, automatic stock option grants to each individual who becomes a non-employee director of the Company. For each person who is a non-employee director, the automatic grants will be made upon initial election or appointment to the Board, and on each three-year anniversary of the date of such initial election or appointment to the Board. The number of shares of Common Stock subject to each Director Option grant is 10,000 (or such lesser amount if there are insufficient shares available under the Plan at such time), subject to adjustment pursuant to the adjustment provisions of the Plan. The exercise price of each Director Option will be equal to the fair market value of a share of Common Stock on the date the option is granted. Each Director Option will expire five years from the date of grant, and will vest 4,000 shares on the first anniversary of the date of grant and 3,000 shares on each of the second and third anniversaries thereof.

     Other than with respect to the grant of Director Options, ISOs and U.K. Options, the exercise price at which shares of Common Stock may be purchased as well as the exercise period of stock options under the Amended and Restated Plan are determined by the Committee in its discretion at the time of grant. This discretion includes the ability to set an exercise price that is below the fair market value of shares of

Common Stock covered by such grant at the time of grant. With respect to the grant of Director Options, ISOs and U.K. Options, the exercise price of such options must be a price not less than the fair market value of shares of Common Stock on the date of grant.

     Awards granted under the Amended and Restated Plan generally are not assignable or transferable other than by the laws of descent and distribution, or as may be permitted by the Committee during a participant's lifetime. The Company and any subsidiary is authorized to withhold from any award granted under the Plan any shares of stock or payment relating to the award, or from any payroll or other payment, amounts required to satisfy the Company's withholding obligations in connection with the award. Unless otherwise provided by the Committee, all restrictions relating to the continued performance of services and/or the achievement of performance conditions will immediately lapse upon a change in control of the Company.

     The total number of shares of Common Stock that may be delivered pursuant to the exercise or settlement of awards under the Amended and Restated Plan may not exceed 2,000,000 shares of Common Stock, plus the number of shares of Common Stock that, on the date of original Stockholder approval of the 1996 Incentive Plan, otherwise would have been available under the Company's 1991 Stock Option Plan (the "1991 Plan") and 1994 Stock Option Plan (the "1994 Plan") (i.e., the unused shares), or otherwise become available after such date (i.e., by reason of termination, expiration or forfeiture of awards granted under such plans). Under the terms of the Amended and Restated Plan, no individual may receive awards in any one calendar year relating to more than 750,000 shares of Common Stock.

     As of March 31, 2000, the Committee has granted awards with respect to 1,361,812 shares of Common Stock under the 1996 Incentive Plan. As of such date, 39,516 shares remained under the 1996 Incentive Plan (subject to increase in the event that any outstanding awards under the 1996 Incentive Plan, the 1991 Plan or the 1994 Plan terminate, expire or are forfeited without the delivery of shares) for future grants. As noted above, the proposed amendments would add 1,000,000 shares to the Amended and Restated Plan. The proposed amendments would not increase the Amended and Restated Plan's 750,000 share per-person annual limit.

     The Amended and Restated Plan may be amended, altered, suspended, discontinued or terminated by the Board without Stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted. Thus, Stockholder approval will not necessarily be required for amendments which might increase the cost of the Amended and Restated Plan or broaden eligibility.

     No awards have been granted under the Amended and Restated Plan that are subject to Stockholder approval at the Annual Meeting. With respect to the Company's non-employee directors, there are no non-employee directors who will be granted Director Options under the Amended and Restated Plan as of the Annual Meeting. It is not possible at present to predict the number of awards that will be issuable under the Amended and Restated Plan after the Annual Meeting.

     The last sales price of the Company's Common Stock on March 31, 2000 was $8.6875 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Amended and Restated Plan (other than with respect to U.K. Options, which generally have tax implications to non-residents of the United States in the United Kingdom). This discussion is intended for the information of Stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who may participate in the Plan.

     The grant of an option, SAR or other stock-based award in the nature of a purchase right will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option (other than an ISO), an SAR or other stock-based award in the nature of a purchase right, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, SAR or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     With respect to awards granted under the Amended and Restated Plan that may be settled either in cash or in shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted shares or other property rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the shares or property the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after receipt of the shares or other property.

     Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to a Named Executive Officer in excess of $1,000,000. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that options and SARs granted with an exercise or grant price at or equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals based upon the criteria set forth above, will qualify as "performance-based compensation," although other awards under the Amended and Restated Plan may not so qualify.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDED AND RESTATED PLAN. THE VOTE REQUIRED FOR APPROVAL OF THE AMENDED AND RESTATED PLAN IS A FAVORABLE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE MATTER.

                 THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Company's independent public accountants since June 1994. Upon the recommendation of the Audit Committee, the Board has voted to appoint Deloitte & Touche LLP to act as the Company's independent public accountants responsible for auditing the Company's financial statements for 2000.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any Stockholder proposal submitted to the Company pursuant to Commission Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy relating to next year's annual meeting of

Stockholders must be received at the principal executive offices of the Company (the address of which is set forth on the cover page of this Proxy Statement), directed to the attention of the Secretary, no later than DECEMBER 18, 2000 for consideration at that meeting. Any such proposal must comply in all respects with the rules and regulations of the Commission.


     The Company must receive written notice of any other matter which a Stockholder may wish to raise for Stockholder vote at next year's annual meeting of Stockholders, including any non-Rule 14a-8 matter, by March 3, 2001. The proxies solicited by the Company will confer general discretionary authority with regard to such matters for which the Company did not receive notice by the March 3, 2001.

                                 OTHER MATTERS

     The Board knows of no other matters which may come before the Annual Meeting. If any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons designated by the Board to serve as proxies to vote the proxies received in accordance with a determination by a majority of the Board.


                                   By Order of the Board of Directors,


                                           KATHRYN L. HOENIG
                                              Secretary

                                              ANNEX TO
                                              HOENIG GROUP INC.
                                              PROXY STATEMENT

                                                                       ANNEX A






                                HOENIG GROUP INC.

                              AMENDED AND RESTATED

                       1996 LONG-TERM STOCK INCENTIVE PLAN

                               HOENIG GROUP INC.

                             AMENDED AND RESTATED
                      1996 LONG-TERM STOCK INCENTIVE PLAN

l. Purpose. The purpose of this 1996 Long-Term Stock Incentive Plan, as Amended and Restated (the "Plan"), of Hoenig Group Inc., a Delaware corporation, is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers, and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

2. Definitions. The definitions of awards under the Plan, including U.S. Stock Options, U.K. Stock Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards, are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     "Board" means the Board of Directors of the Company.

     A "Change in Control" shall be deemed to have occurred if:

     (i) on the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then-outstanding shares of Stock, or the then-outstanding voting securities entitled to vote generally in the election of directors;

     (ii) on the date the individuals who constitute the Board as of the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

     (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, or consummation of any of the foregoing transactions if stockholder approval is not sought or obtained; provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 75% of the total voting power represented by the voting securities of the Company (or if the Company does not survive, of the surviving entity) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the consummation of the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

     (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 85% or more of the total assets of the Company).

Notwithstanding the foregoing, for the purposes of clause (i) only, the definition of "person" shall not include any beneficial holder of more than 5% of the Common Stock as of September 30, 1996, or any person, trust, or entity which is a successor by will or by the laws of descent and distribution to any such holder, or any combination of such holders or group of such holders (including, without limitation, any such person or persons acting as a partnership, limited partnership, syndicate, or other group whether formally organized or not).

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include the regulations thereunder and successor provisions and regulations thereto.

     "Committee" means the Compensation and Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan. In appointing members of the Committee, the Board shall consider whether each member will qualify as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and as an "outside director" within the meaning of Treasury Regulation 1.162-27(e)(3) under Code Section 162(m), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

     "Common Stock" means the shares of common stock, $.01 par value per share, of the Company.

     "Company" means Hoenig Group Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto; provided, however, that unless otherwise provided in the Plan, all references in the Plan to employment by or service to the Company shall include employment by or service to any subsidiary of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include the rules thereunder and successor provisions and rules thereto.

     "Fair Market Value" means, with respect to Stock, Awards, or other property, (i) in the case of U.S. Stock Options and the Stock underlying such U.S. Stock Options, (a) if the Stock is listed on a securities exchange or is quoted on the Nasdaq National Market, the closing sales price of the Stock at the end of regular trading on such exchange or in such market on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (b) if the Stock is not listed on a securities exchange or quoted on the Nasdaq National Market, the mean between the bid and offered prices of the shares as quoted on Nasdaq for such date; provided, however, that, if the Committee determines that the fair market value of the Stock is not properly reflected by such Nasdaq quotations, the "Fair Market Value" of the Stock shall mean the fair market value as determined by such other method as the Committee determines in good faith to be reasonable; and (ii) in the case of U.K. Stock Options and the Stock underlying such U.K. Stock Options, "Fair Market Value" as determined in accordance with the foregoing clause (i) of this definition, or as agreed from time to time with the Inland Revenue, if different.

     "Inland Revenue" means the Board of the Inland Revenue of the United Kingdom of Great Britain and Northern Ireland.

     "ISO" means any U.S. Stock Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

     "Non-Employee Director" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

     "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award.

     "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     "Stock" means the Common Stock and such other securities as may be substituted for Common Stock or such other securities pursuant to Section 4.

     "U.K. Stock Option" means a Stock Option granted to a Participant which is subject to the provisions of Section 6(c) of this Plan.

     "U.S. Stock Option" means a Stock Option other than a U.K. Stock Option.

3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

         (i) to select Participants to whom Awards may be granted;

         (ii) to determine the type or types of Awards to be granted to each Participant;

         (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award relates, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

         (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

         (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award may be deferred either automatically, at the election of the Committee, or at the election of the Participant;

         (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

         (viii) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument under the Plan; and

         (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or of any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions under the Plan as the Committee may determine.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or of any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4. Stock Subject to Plan.

     (a) Amount of Stock Reserved. The total number of shares of Stock that may be delivered pursuant to the exercise or settlement of an Award shall not in the aggregate exceed (i) 2,000,000 shares of Stock plus (ii) the number of shares of Stock that, on the date of approval of the Plan by the Company's stockholders, would otherwise have been available under the Company's 1991 Stock Option Plan and 1994 Stock Option Plan (i.e., unused shares), or otherwise become available after such date (i.e., by reason of the termination, expiration, or forfeiture of stock options outstanding under such plans); provided, however, that shares of Stock subject to Awards shall not be deemed delivered if such Awards are forfeited, expire, or otherwise terminate without delivery of shares of Stock to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be shares of Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Stock Options and other Awards that may be settled by delivery of more than 750,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Awards. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of shares of Stock shall not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled either in shares of Stock or cash must not exceed either limitation.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan (such event, upon the Committee's determination, a "Material Change"), then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which shares of Stock have been issued, (iii) the number and kind of shares of Stock that may be issued in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), and (v) the number of shares of Stock with respect to which Awards may be granted or measured in any calendar year or other period, including, without limitation, as set forth in Section 4(b) and Section 6(j). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of outstanding Awards after advance notice thereof or substitution of Awards using stock of a successor or other entity or exchange of outstanding vested Awards for cash equal to the intrinsic value thereof) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Company or of any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. With respect to U.K. Stock Options, in the event that a Material Change occurs and a surviving corporation does not assume all outstanding U.K. Stock Options, all such outstanding U.K. Stock Options shall continue to be exercisable for a period of 6 months after the date the Material Change occurs, as determined by the Committee.

5. Eligibility. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company or its subsidiaries deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award.

6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or other service of the Participant. Except as provided in the Plan, or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

     (b) U.S. Stock Options. The Committee is authorized to grant U.S. Stock Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

         (i) Exercise Price. The exercise price per share of Stock purchasable under a U.S. Stock Option shall be determined by the Committee.

         (ii) Time and Method of Exercise. The Committee shall determine the time or times at which a U.S. Stock Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, or awards granted under other Company plans, or other property (including, without limitation, notes or other contractual obligations of Participants to make payment on a deferred basis, and "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which shares of Stock will be delivered or deemed to be delivered to Participants.

         (iii) ISOs. The terms of any Option granted under the Plan that is intended to be an ISO shall contain such terms and conditions as may be necessary for the Option to qualify as such under the provisions of Section 422 of the Code, including but not limited to the requirement that an ISO shall be granted with an exercise price of at least 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Stock on the date of grant. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporation's taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made.

         (iv) Termination of Employment or Other Service. Unless otherwise determined by the Committee, upon termination of a Participant's employment or other service with the Company and its subsidiaries, such Participant may exercise any U.S. Stock Options during, and such Options shall terminate at the end of, the three-month period (or if such termination is by reason of disability, as determined by the Committee, or death, the one-year period) following such termination of employment or other service, or if shorter, during the remaining term of the U.S. Stock Option; provided, however, that unless otherwise determined by the Committee, during any such period following termination of employment or other service, the Option shall be exercisable only to the extent such Option was exercisable immediately prior to such termination. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all U.S. Stock Options held by the Participant shall immediately terminate.


     (c) U.K. Stock Options. A U.K. Stock Option may only be granted to a person who is a natural person employed by the Company or a subsidiary thereof (including employees who are also directors and including persons expected to become employees, in which case such U.K. Stock Option shall be effective as of the date such person is first treated as an employee for payroll purposes) and who at the time of grant of the U.K. Stock Option is resident and ordinarily resident in the United Kingdom for the purposes of the tax laws of the United Kingdom and, in the case of a person who is a director, is required to devote not less than 25 hours per week to duties to the Company and its subsidiaries. No person who is, or will be, precluded from being an eligible employee or director with respect to the Company and its subsidiaries by paragraph 8 of
Schedule 9 Taxes Act 1988 shall be eligible to receive a U.K. Stock Option. The U.K. Stock Option shall be granted on the following terms and conditions:

         (i) Award Agreement. Each U.K. Stock Option shall be clearly designated as a U.K. Stock Option and shall be evidenced by an Award Agreement in such form as the Committee may determine from time to time, which Agreement shall not require consideration, but shall be under seal.

         (ii) Shares. Shares of Stock purchased pursuant to the exercise of U.K. Stock Options shall not be redeemable, shall be fully paid upon their issuance, and shall not be subject to any restriction other than those applicable to all other shares of Stock.

         (iii) Exercise Price. The exercise price of U.K. Stock Options shall be fixed by the Committee, but no U.K. Stock Option shall be granted with an exercise price which is less than 100% of the Fair Market Value of the underlying Stock at the time such U.K. Stock Option is granted.

         (iv) Exercise Period. No U.K. Stock Option shall be exercisable more than 10 years after it is granted.

         (v) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any U.K. Stock Options during the three-month period (or if such termination is by reason of disability, as determined by the Committee, or death, the one-year period) following such termination of employment; provided, however, that such period does not exceed the remaining term of the U.K. Stock Option and only to the extent such U.K. Stock Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all U.K. Stock Options held by the Participant shall immediately terminate.

         (vi) Allotment. Within 30 days of the date of exercise of any U.K. Stock Option, shares of Stock shall be allotted to the Participant or shares of Stock shall be delivered to the Participant, as the case may be. The allotment or delivery of the shares of Stock shall be evidenced by the issuance of a stock certificate within 30 days of the date of exercise of such U.K. Stock Option. If a Participant exercises a U.K. Stock Option but does not elect to purchase Stock equal to the full number of shares evidenced by such U.K. Stock Option, the Company shall automatically issue to such Participant, within 30 days of the date of such exercise, a further Award Agreement entitling the Participant to acquire shares of Stock on terms equivalent to the U.K. Stock Option so exercised but subject to the limitation that the remaining U.K. Stock Option shall only be for a number of shares of Stock which, when aggregated with the shares purchased pursuant to such prior exercises, does not exceed the number of shares of Stock covered by the partially exercised U.K. Stock Option.

         (vii) Payments. For the avoidance of doubt, a payment with respect to the exercise of a U.K. Stock Option in the form of a bank draft drawn on a bank acceptable to the Committee for the full amounts due in the lawful currency of the United States of America and including any charges for the collection of the said bank draft shall be considered, at the sole discretion of the Committee, to be cash.

         (viii) Certain Acquisitions. If any person (which shall include another company) obtains more than 50% of the issued share capital of the Company as a result of making:

            (x) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have more than 50% of the issued share capital of the Company; or

            (y) a general offer to acquire all of the shares in the Company,

     then any U.K. Stock Options granted will be subject to the terms of Section 4(c) of this Plan.

         (ix) Disqualifying Dispositions. If shares of Stock acquired by exercise of a U.K. Stock Option are sold or otherwise disposed of within two years after the date of grant of the U.K. Stock Option or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonable require in order to secure any deduction then available against the Company's or any other corporation's taxable income.

            Any U.K. Stock Option granted to eligible employees shall be limited and take effect so that the aggregate Fair Market Value of the Stock subject to such U.K. Stock Option, when aggregated with the Fair Market Value of the Stock subject to stock options previously granted (and which have not been exercised, canceled, or lapsed) to that employee, shall not exceed (pounds sterling)30,000.

         (x) Fair Market Value. In the event that the Fair Market Value of any Stock with respect to which a U.K. Stock Option is granted cannot be determined pursuant to the definition of "Fair Market Value" as set forth in the Plan, then the proviso in clause (i) of such definition shall not apply unless such Fair Market Value is agreed to by the Inland Revenue.

         (xi) Amendments. All amendments to the Plan with respect to U.K. Stock Options, which shall include, without limitation, any variations made by the Company as provided for in Section 4(c) shall be notified to the Inland Revenue within 30 days of the amendments being made and no amendments shall have effect until approved by the Inland Revenue.

     (d) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

         (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

         (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which shares of Stock shall be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(d), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (e) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

         (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of termination resulting from specified causes.

         (iii) Certificates for Restricted Stock. Restricted Stock may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

         (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional shares of Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock in respect of which such Stock or other property has been distributed.

     (f) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants on the following terms and conditions:

         (i) Awards and Restrictions. Delivery of shares of Stock shall occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times separately or in combination, in installments, or otherwise, as the Committee may determine.

         (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or other service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of termination resulting from specified causes.

     (g) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements (including the Company's Section 162(m) Cash Bonus Plan), to a Participant. Stock or Awards granted hereunder shall be subject to such other terms and conditions as shall be determined by the Committee.

     (h) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid in respect of a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may determine.

     (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(i).

     (j) Non-Employee Directors Options. Upon initial appointment to the Board and in three-year intervals thereafter, each person who is a Non-Employee Director shall receive, without the exercise of the discretion of any person, a non-qualified U.S. Stock Option relating to the purchase of 10,000 shares of Stock. In the event that there are not sufficient shares of Stock available under the Plan to allow for the grant to each Non-Employee Director of a U.S. Stock Option for the number of shares provided herein, each Non-Employee Director shall receive a U.S. Stock Option for his pro rata share of the total number of shares of Stock then available under the Plan. The purchase price of each share of Stock subject to such U.S. Stock Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted. Each such U.S. Stock Option shall have a term of five years from its grant and shall become exercisable as to 4,000 shares on the first anniversary of the date the U.S. Stock Option is granted, and as to 3,000 shares on each of the second and third anniversaries thereof. Upon a Non-Employee Director's cessation of service as a Non-Employee Director, no further U.S. Stock Options shall be granted, and each U.S. Stock Option then outstanding, to the extent it was exercisable upon such cessation, shall remain exercisable for a period of three months, unless otherwise determined by the Board.

7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company, any subsidiary, or any business entity acquired or to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (c) Form of Payment Under Awards. Subject to the terms and conditions of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

   (d) Rule 16b-3 Compliance.

       With respect to a Participant who is then subject to Section 16(b) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that shall ensure that each transaction by such a Participant is exempt from Section 16(b) liability pursuant to Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase, cancel, or otherwise reverse or invalidate any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16(b) from incurring liability under such Section.

    (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Award or any other payment in connection with any Award, including, without limitation, the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including, without limitation, the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the Participant, the terms on which the loan is to be repaid, and the conditions, if any, under which the loan or loans may be forgiven.

   (f) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and the regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and the regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this
Section 7(f) shall be based on the criteria set forth in the Company's Section 162(m) Cash Bonus Plan. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. For purposes of this Section 7(f), the Committee shall consist of the individuals who serve on the "Plan Committee" under the Company's Section 162(m) Cash Bonus Plan.

   (g) Acceleration upon a Change of Control. Notwithstanding anything contained herein to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control; provided, however, that such lapse shall not occur if (i) it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(g) would otherwise violate Paragraph 47(c) thereof, or (ii) the Committee, in its discretion, determines that such lapse shall not occur, provided, further, that the Committee shall not have the discretion granted in clause (ii) if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and such discretion would otherwise violate Paragraph 47(c) thereof.

8. General Provisions.

     (a) Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver shares of Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated interdealer quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including, without limitation, any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability.

         (i) Awards Other Than U.K. Stock Options. Awards and other rights under the Plan (other than U.K. Stock Options governed by the provisions of Section 8(b)(ii)) shall not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated, or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith and U.K. Stock Options) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms and conditions as then may be permitted by the Committee.

         (ii) U.K. Stock Options. U.K. Stock Options shall not be transferable by a Participant except to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated, or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In the event of the Participant's death, U.K. Stock Options shall be exercisable by the legal representative of such deceased Participant during the one-year period following the Participant's date of death.

     (c) No Right to Continued Employment or Other Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person the right to be retained in the employ or other service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant's employment or other service at any time.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of shares of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the required payment of withholding taxes. This authority shall include authority to withhold or receive shares of Stock or other property and to make cash payments in respect thereof in satisfaction of tax withholding obligations; in such case, the shares of Stock withheld shall be deemed to have been delivered for purposes of Section 4(a).

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated interdealer quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, subject to Section 4(c), without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) No Rights to Awards; No Stockholder Rights. No Participant, employee, or other person shall have any claim to be granted any Award,, and there is no obligation for uniformity of treatment of Participants, employees, and other persons. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until shares of Stock are duly issued or transferred and delivered to the Participant in accordance with the terms and conditions of the Award or, in the case of a Stock Option, the Stock Option is duly exercised.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that U.S. Stock Options granted with an exercise price per share at least equal to the Fair Market Value of the Stock on the date the U.S. Stock Option is granted, SARs, and other Awards designated as Awards subject to Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board and shall continue in effect until terminated by the Board.

                               HOENING GROUP INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 18, 2000
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan B. Herzog and Kathryn L. Hoenig, and each of them, to serve as proxies, with full power of substitution, to vote all shares of Common Stock of Hoenig Group Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 18, 2000, and any adjournment thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.   ELECTION OF DIRECTORS.
     [ ]  FOR ALL NOMINEES LISTED BELOW    [ ]  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO THE               TO VOTE FOR ALL NOMINEES
          CONTRARY BELOW)                       LISTED BELOW

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      Robert L. Cooney     Kathryn L. Hoenig     Fredric P. Sapirstein

II.  APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
     1996 LONG-TERM STOCK INCENTIVE PLAN

                 FOR             AGAINST            ABSTAIN
                 [ ]              [ ]                 [ ]

                (Continued and to be signed on the reserve side) and to vote upon such other matters as may properly come before the Annual Meeting, and any adjournment thereof, all as described in the Proxy Statement dated April 17, 2000. By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 1999 Annual Report.

Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all of the powers hereby granted.

UNLESS OTHERWISE INSTRUCTED HEREIN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS I AND II. SAID PROXIES WILL VOTE THE PROXIES RECEIVED IN ACCORDANCE WITH A DETERMINATION BY A MAJORITY OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                    Signed:
                                           ------------------------------------

                                           ------------------------------------
                                    Dated:
                                           ------------------------------------
                                          (Please sign exactly as name(s)
                                          appears below. For joint accounts,
                                          each joint owner should sign. Persons
                                          signing as executors, administrators,
                                          trustees, etc. should so indicate
                                          when signing.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
             PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.